UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 22, 2010

Date of Report (Date of earliest event reported)

 Commission File Number: 333-153534

Platinum Studios, Inc.

(Exact name of registrant as specified in its charter)

 California, United States

(State or other jurisdiction of incorporation or organization)

20-5611551

(I.R.S. Employer ID Number)

2029 S. Westgate Avenue , Los Angeles, California 90025

(Address of principal executive offices) (Zip code)

(310) 807-8100

(Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 22, 2010, the Board of Directors of Platinum Studios, Inc. (the “Company”) appointed Orrin Halper as the Company’s new Chief Financial Officer and Corporate Secretary.

Biographical Information

Orrin Halper, CPA (inactive) joined the Company in 2009 as the Company’s controller.  From 2004 through 2009, Mr. Halper was controller for Vertical Branding, Inc., a consumer products distribution and sales company, trading on the OTCBB.  Prior to 2004, Mr. Halper held VP-Finance and controller positions at several entertainment companies specializing in film production and distribution and post production.  Mr. Halper holds a Bachelor of Arts degree in business economics from the University of California, Santa Barbara.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2010

PLATINUM STUDIOS, INC.

/s/ Scott Mitchell Rosenberg

Scott Mitchell Rosenberg

Chief Executive Officer